Exhibit 10.9

INDEMNITY AND GUARANTY AGREEMENT
(IMHFC REO and Loan Portfolio (Loan #2))
THIS INDEMNITY AND GUARANTY AGREEMENT (this “Agreement”), made as of January 23, 2015, by IMH SPECIAL ASSET NT 175-IGH, LLC, an Arizona limited liability company (“IMH 175”), AZ-HAVASU, LLC, an Arizona limited liability company (“AZ Havasu”), AZ-HAVASU SN 2.08, LLC, an Arizona limited liability company (“AZ 2.08”), AZ-HAVASU GOLDEN VALLEY, LLC, an Arizona limited liability company (“AZ Golden Valley”), AZ-HAVASU KINGMAN, LLC, an Arizona limited liability company (“AZ Kingman”), NM EMERALD, LLC, a New Mexico limited liability company (“NM Emerald”), IMH SPECIAL ASSET NT 118, LLC, an Arizona limited liability company (“IMH 118”), IMH SPECIAL ASSET NT 176, LLC, an Arizona limited liability company (“IMH 176”), IMH SPECIAL ASSET NT 162, LLC, an Arizona limited liability company (“IMH 162”), IMH SPECIAL ASSET NT 194, LLC, an Arizona limited liability company (“IMH 194”), IMH SPECIAL ASSET NT 102, LLC, an Arizona limited liability company (“IMH 102”), IMH SPECIAL ASSET NT 228, LLC, an Arizona limited liability company (“IMH 228”), IMH SPECIAL ASSET NT 198, LLC, an Arizona limited liability company (“IMH 198”), HEBER 20, LLC, an Arizona limited liability company (“Heber 20”) and IMH FINANCIAL CORPORATION, a Delaware corporation (“IMH”, and, together with IMH 175, AZ Havasu, AZ 2.08, AZ Golden Valley, AZ Kingman, NM Emerald, IMH 118, IMH 176, IMH 162, IMH 194, IMH 102, IMH 228, IMH 198 and Heber 20, individually, collectively, jointly and severally “Indemnitor”), whose address is c/o IMH Financial Corporation, 7001 N. Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, in favor of CALMWATER CAPITAL 3, LLC, a California limited liability company (“Lender”), whose address is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025.
W I T N E S S E T H :
WHEREAS, Lender has extended to IMH HOLDINGS 2, LLC, a Delaware limited liability company (“Borrower”) a loan in the principal amount of $4,385,000 (the “Loan”) pursuant to that certain Loan Agreement (the “Loan Agreement”) between Borrower and Lender, dated as the date hereof;
WHEREAS, the Borrower is the sole member of (i) the owner in fee simple of each land in Arizona, Texas, California, Minnesota and New Mexico described in Exhibit A attached hereto and incorporated herein by reference (individually and collectively, as the context may require, the "Real Property"), which Real Property is more particularly described in Exhibits A-8, A-14 through A-17, A-20, A-22, and A-24 through A-28 attached hereto and incorporated herein by reference and (ii) the holder of the first priority mortgages and notes secured by the applicable real property described in Exhibits A-11 and A-12 attached hereto (collectively, the “Asset Loans”), which Loans are evidenced and secured by the loan documents described Exhibits A-11 and A-12 (collectively, the “Asset Loan Documents”). The "Improvements" referenced in the Security Instrument (defined below) are collectively referred to herein as the "Improvements". As used herein, the term "Property" shall individually and collectively mean, as the context may

Exhibit 10.9

require, each Real Property and the Improvements thereon, all related personal property, and all other "Property" described in each applicable Security Instrument;
WHEREAS, the Loan is evidenced by a Promissory Note dated of even date herewith (the “Note”), executed by Borrower and payable to the order of Lender in the stated principal amount of $4,385,000 and is secured by (i) each first priority Deed of Trust, Security Agreement and Financing Statement and Mortgage, Security Agreement and Financing Statement dated as of the date hereof, from Borrower to the trustee named therein for the benefit of Lender, or to Lender, as the case may be, encumbering the Real Property (collectively, the "Real Property Security Instrument"), and (ii) the Collateral Security Agreement and each assignment of the Asset Loan Documents (collectively, the "Asset Loan Security Instrument" and together with the Real Property Security Instrument and the Asset Loan Security Instrument, collectively, the “Security Instrument”) secured by the applicable real property described in Exhibits A-11 and A-12 attached hereto, and by other documents and instruments (the Loan Agreement, the Note, the Security Instrument, and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”);
WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of the items described herein; and
WHEREAS, the extension of the Loan to Borrower is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of the items described herein;
NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:
1.Indemnity and Guaranty. Indemnitor hereby assumes liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys’ fees (which attorneys’ fees shall include but not be limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals)), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, “Costs”) which may at any time be imposed upon, incurred by or awarded against Lender as a result of any of the Guaranteed Recourse Obligations of Borrower (hereinafter defined). As used herein, the term “Guaranteed Recourse Obligations of Borrower” shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to Section 3 of the Note, together with all costs and expenses, including reasonable fees and out of pocket expenses of attorneys (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and expert witnesses, incurred by Lender in enforcing its rights under this Agreement.

Exhibit 10.9

This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the genuineness, validity or enforceability of the Note, the Security Instrument, or any other Loan Document, or the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Indemnitor shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.
2.    Indemnification Procedures.
(a)    If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder unless the same would prejudice Indemnitor’s defense. Lender shall have the right, at the expense of Indemnitor (which shall include reasonable attorneys’ fees and expenses and shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively

Exhibit 10.9

established if the settlement is made on the advice of outside independent legal counsel for Lender.
(b)    No Indemnitor shall, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim relating to an indemnified obligation or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim relating to an indemnified obligation in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.
(c)    All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten (10) day period, shall bear interest at the Default Interest Rate (as defined in the Note).
3.    Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.
4.    Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:
(a)    Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitor hereunder;
(b)    The defense of the statute of limitations in any action hereunder;
(c)    Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

Exhibit 10.9

(d)    Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;
(e)    (i) any defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the indebtedness evidenced by the Note) destroys or otherwise impairs the subrogation rights of Indemnitor or the right of Indemnitor (after payment of the obligations guaranteed by Indemnitor under this Agreement) to proceed against Borrower for reimbursement, or both, and (ii) any and all rights or defenses Indemnitor may have by reason of protection afforded to Borrower with respect to any of the obligations of Indemnitor under this Agreement pursuant to the antideficiency or other laws of the State of Arizona limiting or discharging Borrower’s indebtedness; evidenced by the Note and secured, in part, by the Security Instrument;
(f)    Any right or claim of right to cause a marshaling of the assets of Indemnitor;
(g)    Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;
(h)    Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;
(i)    Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;
(j)    Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;
(k)    Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;
(l)    Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay

Exhibit 10.9

provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;
(m)    Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise;
(n)    Any action, occurrence, event or matter consented to by Indemnitor under Section 5(h) hereof, under any other provision hereof, or otherwise;
(o)    Any and all benefits and defenses under any applicable law which would limit Indemnitor’s liability if Borrower had no liability at the time of execution of the Note, the Security Instrument or any other Loan Document, or thereafter ceases to be liable;
(p)    Any and all benefits and defenses under any applicable law which, if Indemnitor had not given this waiver would otherwise prohibit Indemnitor’s liability from being larger in amount and more burdensome than that of Borrower;
(q)    Principles or provisions of law, statutory or otherwise, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor;
(r)    Any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder; and
(s)    To the full extent permitted under applicable laws, any benefits of any statutory provision or rule of civil procedure limiting the liability of a surety, including, without limitation, ARS § 12-1641 et seq. or the benefits of ARS § 33-814.
Indemnitor understands that the exercise by Lender of certain rights and remedies contained in the Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate Indemnitor’s right of subrogation against Borrower and that Indemnitor may therefore incur a partially or totally nonreimbursable liability under this Agreement. Nevertheless, Indemnitor hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Indemnitor that the obligations under this Agreement shall be absolute, independent and unconditional under any and all circumstances. Indemnitor expressly waives, to the maximum extent permitted by law, any defense (which defense, if Indemnitor had not given this waiver, Indemnitor might otherwise have) to a judgment against Indemnitor by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, Indemnitor hereby expressly waives any and all benefits under (i) any applicable law which would otherwise limit Indemnitor’s liability after a nonjudicial foreclosure sale to the difference between the

Exhibit 10.9

obligations of Indemnitor under this Agreement and the fair market value of the property or interests sold at such nonjudicial foreclosure sale, (ii) any applicable law which, if Indemnitor had not given this waiver, would otherwise limit Lender’s right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively, and (iii) any applicable law which, if Indemnitor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency. Notwithstanding any foreclosure of the lien of the Security Instrument, whether by the exercise of the power of sale contained in the Security Instrument, by an action for judicial foreclosure or by Lender’s acceptance of a deed in lieu of foreclosure, Indemnitor shall remain bound under this Agreement. Indemnitor waives all rights and defenses that Indemnitor may have because Borrower’s obligations are secured by real property. This means, among other things:
(t)    Lender may collect from Indemnitor without first foreclosing on any real or personal property collateral pledged by Borrower or others; and
(u)    If Lender forecloses on any real property collateral pledged by Borrower or others: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) Lender may collect from Indemnitor even if Lender, by foreclosing on the real property collateral, has destroyed any right Indemnitor may have to collect from Borrower.
This is an unconditional and irrevocable waiver of any rights and defenses that Indemnitor may have because Borrower’s obligations are secured by real property.
5.    General Provisions.
(a)    Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability set forth in any Loan Document.
(b)    Unsecured Obligations. Indemnitor hereby acknowledges that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor’s indemnity set forth herein among the obligations secured by the Security Instrument and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitor herein.
(c)    Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.
(d)    No Subrogation; No Recourse Against Lender. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, until such time as the Loan has been fully and indefeasibly repaid, all obligations owed to Lender under the Loan Documents have been

Exhibit 10.9

fully performed, and Lender has released, transferred or disposed of all of Lender’s right, title and interest in all collateral or security for the Loan, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the indebtedness evidenced by the Note could be deemed a preference under the United States Bankruptcy Code, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives, until such time as the Loan has been fully and indefeasibly repaid, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of Lender’ s right, title and interest in such collateral or security, and there has expired the maximum possible period thereafter during which any payment made by Borrower or others to Lender with respect to the indebtedness evidenced by the Note could be deemed a preference under the United States Bankruptcy Code, any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower, and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agree with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan; provided, however, that so long as there does not exist a default or Event of Default, or condition of event which, with the passage of time or giving of notice, or both, would constitute a default or Event of Default, a distribution of profits on a return of capital made by Borrower which may ultimately be received by Indemnitor shall not be deemed to be indebtedness of, or payment of principal and interest from, Borrower. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.
(e)    Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(f)    Financial Statements; Net Worth. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish, from time to time to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Indemnitor certified by Indemnitor, in form and substance reasonably acceptable to Lender. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor. IMH hereby agrees, for the benefit of Lender: (i) IMH shall not, without the prior written approval of Lender which may be given or

Exhibit 10.9

withheld in Lender’s sole and absolute discretion, enter into, effect or permit by operation of law or otherwise, any merger, reorganization, consolidation, dissolution or liquidation affecting IMH, or any change in ownership of IMH, or any sale of any assets of IMH (a "Transfer Event"), which would result in IMH failing to have, immediately after the effective date of such Transfer Event, a minimum aggregate net worth of at least Fifty Million Dollars ($50,000,000) (the "Minimum Net Worth") with not less than $4,000,000 of such Minimum Net Worth consisting of cash and cash equivalents at all times during the 2015 calendar year and $5,000,000 of such Minimum Net Worth consisting of cash and cash equivalents at all times during the 2016 calendar year (“Minimum Liquidity”); (ii)  IMH shall maintain, from and after the date of execution of this Agreement and thereafter throughout the term of the Loan, a net worth equal to the Minimum Net Worth and the Minimum Liquidity in the foregoing amounts, as evidenced by financial statements certified by IMH; IMH agrees that such financial statements shall be prepared for IMH as required by IMH’s public reporting obligations and delivered to Lender within ninety (90) days following the end of each such calendar year, together with a certificate from IMH that no material adverse change in the financial statements and net worth of IMH has occurred since the date of such statement; and (iii) IMH shall notify Lender within ten (10) days after IMH becomes aware that IMH has failed to maintain the Minimum Net Worth and/or Minimum Liquidity as set forth above. For the purposes hereof, “net worth” shall be determined based upon the (1) fair market value of all of the assets of IMH (excluding intangible assets (determined in conformity with generally accepted accounting principles as of the date of the applicable financial report (“GAAP”)) and excluded intangible assets shall include goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income, restricted funds, investments in subsidiaries or other Affiliates (as defined in the Loan Agreement), intercompany receivables and accumulated depreciation, less (2) all liabilities of IMH (as determined in accordance with GAAP). Any breach of this Section 5(f) shall be deemed an Event of Default under the Loan Documents.
(g)    Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Security Instrument and the other Loan Documents. Further, payments made by Indemnitor under this Agreement shall not reduce in any respect Borrower’s obligations and liabilities under the Note, the Security Instrument and the other Loan Documents.
(h)    No Limitation on Liability. Indemnitor hereby consents and agrees that the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in

Exhibit 10.9

any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Security Instrument or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitor’s obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.
(i)    Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.
(j)    Binding Effect; Waiver of Acceptance. This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of their rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.
(k)    Notices. All notices or other communications required or permitted to be given pursuant to the provisions of this Agreement shall be in writing and shall be considered as properly given if delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). Except when otherwise required by law, any notice which a party is required or may desire to give the other shall be in writing and may be sent by e-mail (provided that a copy is simultaneously sent by one of the other permitted means of giving notice hereinafter set forth), by personal delivery or by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery). Any notice so given by e-mail shall be deemed to have been given as of the date on which the sender of such communication shall confirm receipt thereof by the appropriate parties. Any notice so given by mail shall be deemed to have been given as of the date of delivery established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of

Exhibit 10.9

the same by the party to whom the notice is to be given; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the addresses of the parties shall be:

Indemnitor:	IMH Financial Corporation 7001 N. Scottsdale Road Scottsdale, Arizona 85253 Attention: Lawrence D. Bain Email: lbd@imhfc.com

With a copy to:	IMH Financial Corporation 7001 N. Scottsdale Road Scottsdale, Arizona 85253 Attention: Jonathan Brohard Email: jbrohard@imhfc.com

and	Posinelli PC One East Washington Street, Suite 1200 Phoenix, Arizona 85004 Attention: Margaret Olek Esler Email: mesler@posinelli.com

Lender:	Calmwater Capital 3, LLC 11755 Wilshire Blvd., Suite 1400 Los Angeles, California 90025 Attention: Larry Grantham Email: larry@karlinre.com

With a copy to:	Safarian, Choi & Bolstad LLP 555 South Flower St., Suite 650 Los Angeles, California 90071 Attention: Alex Choi Email: achoi@safarianchoi.com

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of fifteen (15) days’ notice to the other party in the manner set forth hereinabove.
(l)    No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific

Exhibit 10.9

performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Los Angeles, California are authorized by law to be closed.
(m)    Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.
(n)    Attorneys’ Fees. If any dispute (whether or not any action or proceeding for any relief against the other is brought) arises between the parties relating to this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees (including but not limited to appellate fees and fees for all paralegals, legal assistants and other paraprofessionals) and costs incurred in bringing or defending such action or proceeding and appealing and enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment and, to the extent the Lender is the prevailing party, such costs, fees and expenses shall be included in Costs.
(o)    Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
(p)    Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.
(q)    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(i)    INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA EXCEPT AS SPECIFICALLY SET FORTH HEREIN, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (iv) AGREES THAT INDEMNITOR WILL NOT BRING ANY ACTION, SUIT

Exhibit 10.9

OR PROCEEDING IN ANY OTHER FORUM WITH RESPECT TO THIS AGREEMENT (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE AUTHORIZED AGENT FOR INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED ABOVE, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE UPON INDEMNITOR (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).
(r)    INDEMNITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THAT THE JURY TRIAL WAIVER CONTAINED HEREIN SHALL BE HELD OR DEEMED TO BE UNENFORCEABLE, EACH PARTY HEREBY EXPRESSLY AGREES TO SUBMIT TO JUDICIAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1 ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER FOR WHICH A JURY TRIAL WOULD OTHERWISE BE APPLICABLE OR AVAILABLE. PURSUANT TO SUCH JUDICIAL REFERENCE, THE PARTIES AGREE TO THE APPOINTMENT OF A SINGLE REFEREE AND SHALL USE THEIR BEST EFFORTS TO AGREE ON THE SELECTION OF A REFEREE. IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE A REFEREE, A REFEREE SHALL BE APPOINTED BY THE COURT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 AND 640 TO HEAR ANY DISPUTES HEREUNDER IN LIEU OF ANY SUCH JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT THE APPOINTED REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE APPLICABLE ACTION OR PROCEEDING, WHETHER OF FACT OR LAW, AND SHALL REPORT A STATEMENT OF DECISION THEREON; PROVIDED, HOWEVER, THAT ANY MATTERS WHICH WOULD NOT OTHERWISE BE THE SUBJECT OF A JURY TRIAL WILL BE UNAFFECTED BY THIS WAIVER AND THE AGREEMENTS CONTAINED HEREIN. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARMS-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING

Exhibit 10.9

AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.
(s)    Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.
(t)    No Petition. Indemnitor hereby covenants and agrees that they will not at any time institute against Borrower, or join in any institution against Borrower of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law.
(u)    Secondary Market. Lender may sell, transfer and deliver the Loan Documents to one or more investors in the secondary market. In connection with such sale, Lender may retain or assign responsibility for servicing the Loan or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the investors. All references to Lender herein shall refer to and include, without limitation, any such servicer, to the extent applicable.
(v)    Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been physically prepared by one of the parties, or such party’s counsel, it being agreed that all parties and their respective counsel have mutually participated in the negotiation and preparation of this Agreement.
(w)    Joint and Several Liability. The liability of all persons and entities obligated in any manner under this Agreement shall be joint and several.
[END OF TEXT; SIGNATURE FOLLOWS ON NEXT PAGE]

Exhibit 10.9

IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the day and year first above written.
“INDEMNITOR”

IMH SPECIAL ASSET NT 175-IGH, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

AZ- Havasu, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

AZ- Havasu, SN 2.08, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

AZ- Havasu, Golden Valley, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

AZ- Havasu, Kingman, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

NM- Emerald, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

IMH Special Asset NT 118, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

IMH Special Asset NT 176, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

IMH Special Asset NT 162, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

IMH Special Asset NT 194, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

IMH Special Asset NT 102, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

IMH Special Asset NT 228, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

IMH Special Asset NT 198, LLC
an Arizona limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

Heber 20, LLC
a California limited liability company

BY:	IMH Financial Corporation,
a Delaware corporation
Its:	Sole Member

By:	/s/Lawrence D. Bain
Name:	Lawrence D. Bain
Its:	Chairman and CEO

EXHIBIT A

DESCRIPTION OF PROPERTY
[See Exhibits A-8, A-11 through A-20, A-22 and A-24 through A-28 attached]

EXHIBIT A

EXHIBIT A-8
LEGACY IGH
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION OF LAND
Real property located in Dakota County, Minnesota, legally described as:
The Southwest Quarter of the Southwest Quarter of Section 5, Township 27, Range 22, Dakota County, Minnesota.
Abstract Property

EXHIBIT A-11

POLY-GOLD LLC
LOAN DOCUMENTS
1.Construction Loan Agreement dated July 17, 2008, between Poli-Gold, L.L.C., an Arizona limited liability company ("Poli-Gold") as Borrower, Veronica Polidori ("Polidori") individually and as trustee of the and Polidori Family Trust dated June 3, 1998 ("Polidori Trust") collectively, as Guarantor and IMH Secured Loan Fund, LLC, a Delaware limited liability company ("Fund"), as subsequently modified by Modification of Construction Loan Agreement, dated July 18, 2009, between Poli-Gold as Borrower, Polidori Partnership and Polidori Trust collectively as Guarantor, and Fund as Lender;
2.Modification of Construction Loan Agreement dated July 18, 2009,. between Poli-Gold as Borrower, Polidori individually and as trustee of the Polidori Trust collectively, as Guarantor, and Fund as Lender;
3.Second Modification of Construction Loan Agreement, dated the date hereof, by and between Poli-Gold as Borrower, Polidori individually and as trustee of the Polidori Trust collectively, as Guarantor, and AZ-Havasu, LLC, an Arizona limited liability company ("AZ-Havasu"), as Lender;
4.Amended and Restated Environmental Certification and Indemnity Agreement, dated July 17, 2008, between Poli-Gold as Borrower, Polidori, individually and as trustee of the Polidori Trust collectively, as Guarantor and Indemnitor, and Fund as Lender, as subsequently amended by Amendment to Amended and Restated Environmental Certification and Indemnity Agreement, dated July 18, 2009, between Poli-Gold as Borrower, Polidori, individually and as trustee of the Polidori Trust collectively as Guarantor and Inderrmitor, and Fund as Lender;
5.Unconditional Loan Guaranty, dated July 17, 2008, between Polidori, individually and as trustee of the Polidori Trust collectively, as Guarantor, Poli-Gold as Borrower, and Fund as Lender;
6.Promissory Note Secured by Real Property dated July 17, 2008, from Poli-Gold as Maker to Fund as Payee;
7.Amended and Restated Promissory Note Secured by Real Property, in the amount of Four Million and No/100ths Dollars ($4,000,000.00), dated the date hereof, from Poli-Gold as Maker to AZ-Havasu as Payee;
8.LLC Resolution for Poli-Gold;

EXHIBIT A

9.Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Garfield County), dated July 17, 2008, between Poli-Gold as Trustor, Fund as Beneficiary, and First American Title Insurance Company ("First American") as Trustee, recorded July 21, 2008, • in Book 433, Page 252, of the Official Records of Garfield County, Utah ("Garfield Records");
EXHIBIT A
10.Modification and Amendment of Deed of Trust (Utah) dated the date herof, between Poli-Gold as Trustor, AZ-Havasu as Beneficiary and First American as Trustee;
11.Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Mohave County) (the "Mohave Deed of Trust"), dated July 17, 2008, between Poli-Gold and Polidori Family Limited Partnership, an Arizona limited partnership ("Polidori Partnership") collectively, as Trustor, Fund as Beneficiary, and First American as Trustee, recorded July 21, 2008, in Book 7261, Page 449, in the Official Records of Mohave County, Arizona ("Mohave Records"), as subsequently modified by Modification of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Mohave), dated September 19, 2008, between Poli-Gold and Polidori Partnership collectively, as Trustor, Fund as Beneficiary, and First American as Trustee, recorded October 6, 2008, in Book 7320, Page 991 in the Mohave Records;
12.The Partnership Authorization for Polidori Partnership;
13.Assignment of Note and Deed of Trust dated May 21, 2004, assigning the Mohave Deed of Trust from Fund as Assignor, to IMH Special Asset NT 238, LLC, an Arizona limited liability company (n/k/a AZ-Havasu), recorded May 25, 2010, at Book 450, Page 130, the. Garfield Records;
14.Assignment of Note and Mortgage dated May 21, 2004, assigning the Utah Deed of Trust from Fund as Assignor, to IMH Special Asset NT 238, LLC, an Arizona limited liability company (n/k/a AZ-Havasu), recorded May 24, 2010, at Fee No. 2010031809 in the Mohave Records;
15.Security Agreement (Pledge), dated July 17, 2008, between Poli-Gold and Polidori collectively as Grantor, and Fund as Secured Party, as subsequently amended by Amendment to Security Agreement (Pledge), dated July 18, 2009, between Polidori and Poli-Gold collectively as Grantor, and Fund as Secured Party;
16.UCC-1 Financing Statement filed July 22, 2008, with the Arizona Secretary of State, at File No. 200815483364, listing Poli-Gold as Debtor and Fund as Secured Party, which was subsequently assigned to IMH Special Asset NT 238, LLC, on June 8, 2010, as the Secured Party, which was subsequently amended on August 23, 2010, to change the name of the Secured Party to AZ-Havasu;
17.Deed of Trust and Assignment of Rents (630 acres and mineral rights)., dated October 13, 2011, between Poli-Gold as Trustor, AZ-Havasu as Beneficiary, and Chicago Title Insurance Company as Trustee, recorded November 4, 2011, at Fee No. 2011056348, in the Mohave Records;

18.Amended Deed of Trust and Assignment of Rents (630 acres and mineral rights), dated the date hereof, between Poli-Gold as Trustor, AZ-Havasu as Beneficiary, and Chicago Title Insurance Company as Trustee;
EXHIBIT A
19.UCC-1 Financing Statement (630 acres and mineral rights) naming Poli-Gold as Debtor, filed December 2, 2011, with the Arizona Secretary of State;
20.Subordination Agreement dated the date hereof, by Horizon Community. Bank, an Arizona state chartered banking corporation, and AZ Havasu;
21.Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (R4 Lots), dated the date hereof, between Polidori Partnership as Trustor, AZ-Havasu, as Beneficiary, and Chicago Title Insurance Company, as Trustee, recorded of even date herewith in the Mohave Records;
22.UCC-1 Financing Statement (for R4 lots) listing Polidori Partnership as the • Debtor filed with the Arizona Secretary of State;
23.Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Spokane lots), dated the date hereof, between Golden Bluff, as Trustor, AZ-Havasu as Beneficiary, and Chicago Title Land Trust Company as Trustee, recorded of even date herewith in the Official Records of Spokane County, Washington;
24.LLC Resolution for Golden Bluff;
25.UCC-1 Financing Statement, listing Golden Bluff as Debtor;
26.Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (Wilieup Ranch), dated the date hereof, between Grey Falcon Ranch, L.L.C., an Arizona limited liability company ("Grey Falcon") as Trustor, AZ-Havasu as Beneficiary, and Chicago Title Insurance Company as Trustee, recorded of even date herewith in Mohave Records;
27.Intercreditor Agreement dated the date hereof, between Grey Falcon as Borrower, AZ-Havasu as Subordinate Lender, and Engelman Berger, P.C., as Senior Lender, recorded of even date herewith in the Mohave Records;
28.LLC Resolution for Grey Falcon;
29.UCC-1 Financing Statement, listing Grey Falcon as Debtor;
30.Pledge and Security Agreement (LLC Membership Interest) (With Consent of Other Members), dated the date hereof, between AZ-Havasu as the Secured Party and Veronica Polidori as Pledgor for her membership interests in Stoneridge Development, LLC, an Arizona limited liability company;
31.Title Policy — First American Title Insurance Company dated July 21, 2008, Policy No. 354866A, with endorsements, for Utah property;

32.Title Policy — Chicago Title Insurance Company dated November 4, 2011, Policy No. CTM2011009514-L, with endorsements for 630 acres and mineral rights;
33.Title Policy — Chicago Title Insurance Company dated May 22, 2014, Policy No. CTM2011009515A, with endorsements for the 3R4 lots;
34.Title Policy — Chicago Title Insurance Company dated May 29, 2014, Policy No. 82307-91314354, with endorsements for the Golden Bluff — Spokane, WA lots; and
35.Title Policy — Chicago Title Insurance Company dated May 22, 2014, Policy No. CTM2011009517A, with endorsements for the Grey Falcon property.
LEGAL DESCRIPTION
Attached.

EXHIBIT A

The land referred to in this Commitment is located in Garfield County, UT and is described as: PARCEL 1:
BEGINNING AT A POINT NORTH 88°02'38"WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH RANGE 7 WEST, S.L.B.&M. SAID POINT BEING THE CENTER
BEGINNING AT A POINT NORTH 88°02'38" WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, T36S-R7W, S.L.B.M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 88°02'38" EAST ALONG THE EAST-WEST 1/4 SECTION LINE 257.29 FEET; THENCE DEPARTING SAID LINE AND RUNNING SOUTH 01°14'17" WEST 17.41 FEET; THENCE SOUTH 83052'36" WEST 198.50 FEET; THENCE SOUTH 70°11'19" WEST 157.20 FEET; THENCE SOUTH 20°41'12" EAST 321.17 FEET; THENCE SOUTH 41°20'36" EAST 124.05 FEET; THENCE SOUTH 63°49'49" EAST 222.21 FEET; THENCE SOUTH 36°26'17" EAST 132.45 FEET; THENCE SOUTH 16°43'12" WEST 85.61 FEET; THENCE SOUTH 12°00'28" EAST 204.23 FEET; THENCE NORTH 56°49'20" WEST 404.62 FEET; THENCE SOUTH 28°20'38" WEST 209.22 FEET; THENCE NORTH 86°38'40" WEST 35.00 FEET; THENCE NORTH 03°21'20" EAST 55.65 FEET; THENCE NORTH 86°38'40" WEST 338.49 FEET; THENCE SOUTH 02°08'32" EAST 149.96 FEET TO AN ANGLE POINT OF LAKE FRONT ESTATES SUBDIVISION; THENCE ALONG SAID SUBDIVISION BOUNDARY THE FOLLOWING COURSES: RUNNING SOUTH 89°00'00" WEST
609.91 FEET; THENCE NORTH 01°23'30" EAST 41.80 FEET; THENCE NORTH 87°41'22" WEST 112.67 FEET; THENCE DEPARTING SAID SUBDIVISION BOUNDARY AND RUNNING NORTH 01°21'43" EAST 229.87 FEET; THENCE SOUTH 87°44'47" EAST 112.01 FEET; THENCE NORTH 01°10'01" EAST 91.49 FEET; THENCE NORTH 89°01'57" EAST 99.96 FEET; THENCE NORTH 02°06'41" EAST 35.38 FEET; THENCE NORTH 88°54'31" EAST 100.00 FEET; THENCE NORTH 01°43'41" EAST 80.00 FEET; THENCE SOUTH 88°54'31" WEST 200.00 FEET; THENCE NORTH 01°43'41" EAST 21.75 FEET; THENCE NORTH 88°54'31" EAST 100.02 FEET; THENCE NORTH 01°22'21" EAST 170.77 FEET; THENCE SOUTH 89°26'31" WEST 100.62 FEET; THENCE NORTH 02°06'59" EAST 33.61 FEET; THENCE NORTH 88°16'20" WEST 329.20 FEET; THENCE NORTH 01°25'25" EAST 152.81 FEET; THENCE SOUTH 82°16'50" EAST 122.60 FEET; THENCE SOUTH 63°36'31" EAST 184.05 FEET; THENCE SOUTH 81°37'24" EAST 140.40 FEET; THENCE SOUTH 78°14'14" EAST 191.19 FEET; THENCE NORTH 62°07'01" EAST 130.14 FEET; THENCE NORTH 68°36'39" EAST 174.24 FEET; THENCE NORTH 65°51'43" EAST 468.72 FEET TO THE POINT OF BEGINNING.
SUBJECT TO A RIGHT OF WAY AND EASEMENT 16.5 FEET IN WIDTH FOR INGRESS AND EGRESS DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT WHICH IS NORTH 545.0 FEET AND EAST 218.0 FEET FROM THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN; RUNNING THENCE EAST 112.0 FEET; THENCE SOUTH 16.5 FEET; THENCE WEST 112.0 FEET; THENCE NORTH 16.5 FEET TO THE POINT OF BEGINNING.
ALSO INCLUDING THE FOLLOWING PARCELS: PARCEL 2:

OF SAID SECTION. RUNNING THENCE SOUTH 01°23'10"WEST ALONG THE NORTH- SOUTH 1/4 SECTION LINE 897.33 FEET AND NORTH 87°32'44"WEST 1113.24 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE NORTH 87°32'44"WEST 73.02 FEET; THENCE NORTH 01°24'30"EAST 100.02 FEET; THENCE SOUTH 86°15'02"EAST 72.99 FEET; THENCE SOUTH 01°21'43"WEST 98.37 FEET TO THE POINT OF BEGINNING.
PARCEL 3:
BEGINNING AT A POINT NORTH 88°02'38"WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH RANGE 7 WEST, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 01°23'10"W ALONG THE NORTH-SOUTH 1/4 SECTION LINE 781.74 FEET AND NORTH 87°34'56"WEST 1113.22 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE NORTH 87°34'56"WEST 72.98 FEET; THENCE NORTH 01°21'07"EAST 100.00 FEET; THENCE SOUTH 87°34'56"EAST 73.00 FEET; THENCE SOUTH 01°21'43"WEST 100.00 FEET TO THE POINT OF BEGINNING.
PARCEL 4:
ALL OF LOTS 33, 34, 35, LAKE FRONT ESTATES, PHASE 2, A SUBDIVISION LOCATED WITHIN SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN.
SUBJECT TO UTILITY AND DRAINAGE EASEMENTS AS SET FORTH ON THE PLAT OF SAID SUBDIVISION.
ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCELS:
EXCEPTION PARCEL 3 (COUNTY ID #WR-496-1), MORE PARTICULARLY DESCRIBED AS
FOLLOWS:
BEGINNING AT A POINT NORTH 88°02'38"WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH RANGE 7 WEST, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 01°23'10"WEST ALONG THE NORTH- SOUTH 1/4 SECTION LINE 448.15 FEET AND SOUTH 84°42'22"WEST 607.60 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 84°42'22"WEST 51.43 FEET; THENCE NORTH 00°20'50"EAST 107.43 FEET; THENCE NORTH 87°02'00"EAST 51.27 FEET; THENCE SOUTH 00°20'50"WEST 105.34 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 5 (COUNTY ID #WR-503), MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT NORTH 88°02'38"WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH RANGE 7 WEST, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION; RUNNING THENCE SOUTH 01°23'10"WEST ALONG THE NORTH-SOUTH 1/4 SECTION LINE 676.46 FEET AND SOUTH 87°36'05"WEST 168.15 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 87°36'05"WEST 132.00 FEET; THENCE NORTH 02°23'55"WEST 49.50 FEET; THENCE NORTH 87°36'05"EAST 132.00 FEET; THENCE SOUTH 02°23'55"EAST 49.50 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 7 (COUNTY ID #WR-506), MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT NORTH 88°02'38"WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH RANGE 7 WEST, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 01°23110"WEST ALONG THE NORTH- SOUTH 1/4 SECTION LINE 529.66 FEET AND SOUTH 87°02'00"WEST 483.86 FEET TO THE TRUE POINT OF

BEGINNING; RUNNING THENCE SOUTH 87°02'00"W 86.00 FEET; THENCE NORTH 00°20'50"EAST 33.00 FEET; THENCE NORTH 87°02'00"EAST 86.00 FEET; THENCE SOUTH
00°20'50"WEST 33.00 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 10 (COUNTY ID #WR-508), MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT NORTH 88°02'38"WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH RANGE 7 WEST, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 01°23'10"WEST ALONG THE NORTH- SOUTH 1/4 SECTION LINE 260.61 FEET AND SOUTH 84°25'52"WEST 479.80 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 84°25'52"WEST 85.85 FEET; THENCE NORTH 02°22'31"WEST 62.00 FEET; THENCE NORTH 84°26'05"EAST 86.05 FEET; THENCE SOUTH 02°11'36"EAST 62.00 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 14 (COUNTY ID #WR-510-6), MORE PARTICULARLY DESCRIBED AS
FOLLOWS:
BEGINNING AT A POINT NORTH 88°02'38''WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH RANGE 7 WEST, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 01°23'10"WEST ALONG THE NORTH- SOUTH 1/4 SECTION LINE 610.06 FEET AND SOUTH 88°39'28"WEST 682.54 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 88°39'28"WEST 66.00 FEET; THENCE NORTH 01°28'38"E 82.50 FEET; THENCE NORTH 88°39'28"EAST 66.00 FEET; THENCE SOUTH
01°28'38"WEST 82.50 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 15 (COUNTY ID #WR-512), MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT NORTH 88°02'38" WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, T36S-R7W, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 01°23'10" WEST ALONG THE NORTH-SOUTH 1/4 SECTION LINE
471.55 FEET AND SOUTH 87°02'00" WEST 486.35 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 87°02'00" WEST 78.00 FEET; THENCE NORTH 00°20'50" EAST 55.00 FEET; THENCE NORTH 87°02'00" EAST 78.00 FEET; THENCE SOUTH 00°20'45" WEST 55.00 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 17 (COUNTY ID #WR-514), MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT NORTH 88°02'38" WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, T36S-R7W, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 01°23'10" WEST ALONG THE NORTH-SOUTH 1/4 SECTION LINE
448.15 FEET AND SOUTH 84°42'22" WEST 659.03 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 84°42'22" WEST 49.50 FEET; THENCE NORTH 00°20'50" EAST 82.50 FEET; THENCE NORTH 84°42'22" EAST 49.50 FEET; THENCE SOUTH 00°20'50" WEST 82.50 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 18 (COUNTY ID #WR-515), MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT NORTH 88°02'38" WEST 2626.30 FEET FROM THE EAST 1/4 CORNER
OF SECTION 4, T36S-R7W, S.L.B.&M. SAID POINT BEING THE CENTER OF SAID SECTION. RUNNING THENCE SOUTH 01°23.10"W ALONG THE NORTH-SOUTH 1/4 SECTION LINE 416.49 FEET AND SOUTH 87°02'00" WEST 487.36 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 87°02'00" WEST 78.00 FEET; THENCE SOUTH 00°20'50" WEST 55.00 FEET; THENCE SOUTH 87°02'00" WEST 8.00 FEET; THENCE NORTH 00°20'50" EAST 104.00 FEET; THENCE NORTH 86°39'54" EAST 86.02 FEET; THENCE SOUTH 00°20'45" WEST 49.55 FEET TO THE POINT OF BEGINNING.
ALSO SUBJECT TO THE FOLLOWING EASEMENTS:

AS PER THE JUDGMENT AND DECREE QUIETING TITLE, CIVIL NO. 91-CV-3467, BOOK 313, PAGES 620-622, RECORDED 4-27-93.
EASEMENT 1, EASEMENT 2. EASEMENT 3, EASEMENT 5, EASEMENT 6, EASEMENT 7, EASEMENT 8, EASEMENT 9, EASEMENT 10, EASEMENT 11, EASEMENT 12 AND EASEMENT 13.
PARCEL 5:
BEGINNING AT A POINT NORTH 01025'11" WEST 430.00 FEET ALONG THE SIXTEENTH SECTION LINE FROM THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE NORTH 01025'11" WEST 115.00 FEET; THENCE NORTH 89036'37" EAST 128.50 FEET; THENCESOUTH 01025'11" EAST 100.00 FEET; THENCE NORTH 89036'37" EAST 73.00 FEET; THENCE SOUTH 01025'11" EAST 15.00 FEET; THENCE SOUTH 89036'37" WEST 201.50 FEET TO THE POINT OF BEGINNING.
PARCEL 6:
COMMENCING AT A POINT LOCATED NORTH 2087.39 FEET AND EAST 1978.72 FEET FROM THE SOUTHWEST CORNER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE NORTH 00056'38" WEST 107.43 FEET; THENCE NORTH 85044'32" EAST 51.27 FEET; THENCE SOUTH 00056'38" EAST 105.34 FEET; THENCE SOUTH 83024'54" WEST 51.43 FEET TO THE POINT OF BEGINNING.
PARCEL 7:
BEGINNING AT A POINT WHICH IS 660 FEET NORTH OF THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN; RUNNING THENCE EAST 128.5 FEET; THENCE SOUTH 100 FEET; THENCE EAST 73 FEET; THENCE SOUTH 15 FEET; THENCE WEST
201.5 FEET; THENCE NORTH 115.00 FEET TO THE POINT OF BEGINNING.
PARCEL 8:
BEGINNING AT A POINT WHICH IS 430 FEET NORTH OF THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN; RUNNING THENCE EAST 128.5 FEET; THENCE SOUTH 100 FEET; THENCE EAST 73 FEET; THENCE SOUTH 15 FEET; THENCE WEST
201.5 FEET; THENCE NORTH 115.00 FEET TO THE POINT OF BEGINNING.
PARCEL 9:
BEGINNING 660.00 FEET NORTH AND 218.00 FEET EAST OF THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 36 SOUTH,

RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE EAST 112.00 FEET; THENCE SOUTH 115.00 FEET; THENCE WEST 112.00 FEET; THENCE NORTH 115.00 FEET TO THE POINT OF BEGINNING.
PARCEL 10:
BEGINNING 430 FEET NORTH AND 128.5 FEET EAST FROM THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN; AND RUNNING THENCE EAST 73 FEET;
THENCE SOUTH 100 FEET; THENCE WEST 73 FEET; THENCE NORTH 100 FEET TO THE POINT OF BEGINNING.
PARCEL 11:
COMMENCING AT A POINT LOCATED NORTH 2281.58 FEET AND EAST 2056.58 FEET FROM THE SOUTHWEST CORNER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN; THENCE NORTH 03029'04" WEST 62.00 FEET; THENCE NORTH 83043'59" EAST
86.00 FEET; THENCE SOUTH 03029'04" EAST 62.00 FEET; THENCE SOUTH 83043'59" WEST ALONG A FENCE LINE 86.00 FEET TO THE POINT OF BEGINNING.
PARCEL 12: INTENTIONALLY DELETED
PARCEL 13:
BEGINNING AT A POINT SOUTH 88002'38" EAST 1313.15 FEET AND SOUTH 01025'25" WEST 356.07 FEET FROM THE WEST QUARTER CORNER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN; THENCE SOUTH 88016'20" EAST 217.57 FEET; THENCE SOUTH 01017'28" WEST 36.50 FEET; THENCE SOUTH 42040'30" WEST 165.71 FEET; THENCE NORTH 89012'20" WEST 108.40 FEET; THENCE NORTH 01025'25" EAST 163.43 FEET TO THE POINT OF BEGINNING.
PARCEL 14:
BEGINNING AT A POINT NORTH 88002'38" WEST 2626.30 FEET FROM THE EAST QUARTER CORNER OF SECTION 4, TOWSNHIP 36 SOUTH, RANGE 7 WEST, SALT LAKE BASE AND MERIDIAN. SAID POINT BEING THE CENTER OF SAID SECTION; RUNNING THENCE SOUTH 01023'10" WEST ALONG THE NORTH-SOUTH QUARTER SECTION LINE 610.06 FEET AND SOUTH
88039'28" WEST 682.54 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 88039'28" WEST 66.00 FEET; THENCE NORTH 01028'38" EAST 82.50 FEET; THENCE NORTH 88039'28" EAST 66.00 FEET; THENCE SOUTH 01028'38" WEST 82.50 FEET TO THE POINT OF BEGINNING.

PARCEL 1-11 ARE DESCRIBED BY SURVEY AS FOLLOWS:
PANGUITCH LAKE RESORT, COUNTY ID #WR-510, #WR-505, #WR-495-3-1, #WR-495-B, #WR-510-7, #WR-495-2, #WR-495-3, #WR-496-1, #WR-502-B-1, #WR-503, #WR-502-B, #WR-506, #WR-508, #WR-495-A, #WR-495-4, #WR-510-6 AND #WR-513-A, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
PARCEL 1:
BEGINNING AT A POINT NORTH 88°02'38" WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 4 WEST, SALT LAKE BASE & MERIDIAN. SAID POINT BEING THE CENTER OF SAID SECTION; RUNNING THENCE SOUTH 88°02'38" EAST ALONG THE EAST-WEST 1/4 SECTION LINE 257.29 FEET; THENCE DEPARTING SAID LINE RUNNING SOUTH 01°14'17" WEST 17.41 FEET TO A POINT ON THE BOUNDARY OF LAKE FRONT ESTATES, PHASE 2; THENCE ALONG SAID PHASE 2 BOUNDARY THE FOLLOWING COURSES; RUNNING SOUTH 83°52'36" WEST 198.50 FEET; THENCE SOUTH 70°11'19" WEST 157.20 FEET;
THENCE SOUTH 20°41'12" EAST 321.17 FEET; THENCE SOUTH 41°20'36" EAST 124.05 FEET; THENCE SOUTH 63°49'49" EAST 222.21 FEET; THENCE SOUTH 36°26'17" EAST 132.45 FEET; THENCE SOUTH 16°43'12" WEST 85.61 FEET; THENCE SOUTH 12°00'28" EAST 204.23 FEET; THENCE NORTH 56°49'20" WEST 404.62 FEET; THENCE SOUTH 28°20'38" WEST 209.22 FEET; THENCE NORTH 86°38'40" WEST 35.00 FEET; THENCE NORTH 03°21'20" EAST 55.65 FEET; THENCE NORTH 86°38'40" WEST 172.00 FEET TO THE NORTHEAST CORNER OF COMMERCIAL LOT 35, SAID PHASE 2; THENCE DEPARTING SAID PHASE 2 BOUNDARY RUNNING SOUTH 04°38'26" EAST ALONG THE EAST LINE SAID COMMERCIAL LOT 35, 160.75 FEET TO THE SOUTHEAST CORNER SAID COMMERCIAL LOT 35, SAID POINT ALSO BEING ON THE NORTH RIGHT-OF-WAY LINE OF LAKE FRONT DRIVE; THENCE SOUTH 08°14'37" WEST 55.31 TO A POINT ON THE SOUTH RIGHT-OF-WAY OF SAID DRIVE, SAID POINT ALSO THE NORTHEAST CORNER OF COMMERCIAL LOT 33, SAID PHASE 2; THENCE SOUTH 00°08'12" WEST ALONG THE EAST LINE SAID COMMERCIAL LOT 33, 193.44 FEET TO THE NORTHEAST CORNER COMMEROAL LOT 34 SAID PHASE 2; THENCE SOUTH 52°46'29" EAST ALONG THE EAST LINE SAID COMMERCIAL LOT 34, 301.28 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY OF HIGHWAY U-143, SAID POINT ALSO BEING THE SOUTHEAST CORNER SAID COMMERCIAL LOT 34; THENCE SOUTH 77°12'53" WEST ALONG SAID NORTH RIGHT-OF-WAY, 186.46 FEET TO THE SOUTHWEST CORNER SAID COMMERCIAL LOT 34, SAID POINT ALSO BEING THE PC OF A CURVE TO THE RIGHT, CURVE DATA: R=20.00 FEET, D=50°00'37", CH=16.91 FEET, C=NORTH 77°46'48" WEST, RPB=NORTH 12°46'14" WEST, THENCE DEPARTING SAID NORTH RIGHT-OF-WAY, RUNNING ALONG THE ARC OF SAID CURVE 17.46 FEET; THENCE NORTH 52°46'29" WEST ALONG THE WEST LINE SAID COMMERCIAL LOT 34, 102.81 FEET TO THE PC OF A CURVE TO THE RIGHT, CURVE DATA: R=287.11 FEET, D=24°47'22", CH=123.25 FEET, C=NORTH 40°22'48" WEST, RPB=NORTH 37°13'31" EAST, THENCE ALONG THE ARC OF SAID CURVE 124.22 FEET TO THE SOUTHWEST CORNER COMMERCIAL LOT 33; THENCE CONTINUING ALONG SAID CURVE, CURVE DATA: R=287.11 FEET, 0=24°47'22", CH=123.25 FEET, C=NORTH 15°35'26" WEST, RPB=NORTH 62°00'53" EAST, THENCE ALONG ARC OF SAID CURVE AND THE WEST LINE OF SAID COMMERCIAL LOT 33, 124.22 FEET; THENCE NORTH 03°11'45" WEST ALONG SAID WEST LINE, 152.43 FEET TO THE NORTHWEST CORNER SAID COMMERCIAL LOT 33, SAID POINT ALSO BEING ON THE SOUTH RIGHT-OF-WAY OF SAID LAKE FRONT DRIVE; THENCE NORTH 03°11145" WEST 61.34 FEET, SAID POINT ALSO BEING ON THE NORTH BOUNDARY OF LAKE FRONT ESTATES SUBDIVISION, PHASE 1; THENCE ALONG SAID SUBDIVISION BOUNDARY THE FOLLOWING COURSES: RUNNING SOUTH 89°00'00" WEST 609.91 FEET; THENCE NORTH 01°23'30" EAST 41.80 FEET; THENCE NORTH 87°41'22" WEST 112.67 FEET; THENCE NORTH 87°36'28" WEST 16.58 FEET; THENCE NORTH 89°37'57" WEST 200.74 FEET TO A POINT ON THE WEST LINE OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 4; THENCE DEPARTING SAID SUBDIVISION

BOUNDARY RUNNING NORTH 01°22'27" EAST ALONG SAID WEST LINE, 350.97 FEET; THENCE SOUTH 88°03'23" EAST 127.76 FEET; THENCE SOUTH 87°34'56" EAST 73.00 FEET; THENCE SOUTH 87°54'49" EAST 128.51 FEET; THENCE SOUTH 02°10'28" WEST 23.91 FEET; THENCE NORTH 89°01'57" EAST 99.96 FEET; THENCE NORTH 02°06'41" EAST 35.38 FEET; THENCE NORTH 88°54'31" EAST 100.00 FEET; THENCE NORTH 01°43'41" EAST 80.00 FEET; THENCE SOUTH 88°54'31" WEST 200.00 FEET; THENCE NORTH 01°43'41" EAST 21.75 FEET; THENCE NORTH 88°54'31" EAST 100.02 FEET; THENCE NORTH 01°22'21" EAST 170.77 FEET; THENCE SOUTH 89°26'31" WEST 100,62 FEET; THENCE NORTH 02°06'59" EAST 33.61 FEET; THENCE NORTH 88°16'20" WEST 329.18 FEET TO A POINT ON THE WEST LINE OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 4; THENCE NORTH 01°25'25" EAST ALONG SAID WEST LINE, 152.81 FEET; THENCE DEPARTING SAID WEST LINE RUNNING SOUTH 82°16'50" EAST 122.60 FEET; THENCE SOUTH 63°36'31" EAST 184.05 FEET; THENCE SOUTH 81°37'24" EAST 140.40 FEET; THENCE SOUTH 78°14'14" EAST 191.19 FEET; THENCE NORTH 62°07'01" EAST 130.14 FEET; THENCE NORTH 68°36'39" EAST 174.24 FEET; THENCE NORTH 65°51'43" EAST 468.72 FEET TO THE POINT OF BEGINNING.
ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCELS:
EXCEPTION PARCEL 15 (COUNTY ID #WR-512), MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT NORTH 88°02'38" WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 4 WEST, SALT LAKE BASE & MERIDIAN, SAID POINT BEING THE CENTER OF SAID SECTION; RUNNING THENCE SOUTH 01°23'10" WEST ALONG THE NORTH-SOUTH 1/4 SECTION LINE 471.55 FEET AND SOUTH 87°02'00" WEST
486.35 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 87°02'00" WEST 78.00 FEET; THENCE NORTH 00°20'50" EAST 55.00 FEET; THENCE NORTH 87°02'00" EAST 78.00 FEET; THENCE SOUTH 00°20'45" WEST 55.00 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 17 (COUNTY ID #WR-514), MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT NORTH 88°02'38" WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 4 WEST, SALT LAKE BASE & MERIDIAN, SAID POINT BEING THE CENTER OF SAID SECTION; RUNNING THENCE SOUTH 01°23'10" WEST ALONG THE NORTH-SOUTH 1/4 SECTION LINE 448.15 FEET AND SOUTH 84°42'22" WEST 659.03 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 84°42122" WEST 49.50 FEET; THENCE NORTH 00°20'50" EAST 82.50 FEET; THENCE NORTH 84°42'22" EAST 49.50 FEET; THENCE SOUTH 00°20'50" WEST 82.50 FEET TO THE POINT OF BEGINNING.
EXCEPTION PARCEL 18 (COUNTY ID #WR-515), MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT NORTH 88°02'38" WEST 2626.30 FEET FROM THE EAST 1/4 CORNER OF SECTION 4, TOWNSHIP 36 SOUTH, RANGE 4 WEST, SALT LAKE BASE & MERIDIAN, SAID POINT BEING THE CENTER OF SAID SECTION; RUNNING THENCE SOUTH 01°23'10" WEST ALONG THE NORTH-SOUTH 1/4 SECTION LINE 416.49 FEET AND SOUTH 87°02'00" WEST 487.36 FEET TO THE TRUE POINT OF BEGINNING; RUNNING THENCE SOUTH 87°02'00" WEST 78.00 FEET; THENCE SOUTH 00°20'50" WEST 55.00 FEET; THENCE SOUTH 87°02'00" WEST 8.00 FEET; THENCE NORTH 00°20'50" EAST 104.00 FEET; THENCE NORTH 86°39'54" EAST 86.02 FEET; THENCE SOUTH 00°20'45" WEST 49.55 FEET TO THE POINT OF BEGINNING. ALSO
SUBJECT TO THE FOLLOWING EASEMENTS:

AS PER THE JUDGMENT AND DECREE QUIETING TITLE, CIVIL NO. 91-CV-3467, BOOK 313, PAGES 620- 622, RECORDED 4-27-93.
EASEMENT 1, EASEMENT 2, EASEMENT 3, EASEMENT 5, EASEMENT 6, EASEMENT 7, EASEMENT 8, EASEMENT 9, EASEMENT 10, EASEMENT 11, EASEMENT 12 AND EASEMENT 13.
Said property is also known by the street address of:
791 South Lakeshore Drive
Panguitch, UT 84759

EXHIBIT A-12

POLI-GOLD (SUNSHINE NOTE)
LOAN DOCUMENTS
1.Deed of Trust and Assignment of Rents dated March 12, 2007, between . Sunshine Concrete & Materials, Inc., an Arizona corporation ("Sunshine") as Trustor, Veronica Polidori, Trustee of The Polidori Family Trust, UDT dated June 3, 1998 ("Polidori") as Beneficiary, and Chicago Title Insurance Company as Trustee, recorded March 12, 2007, at Book 6706, Page 268, in the Official Records of Mohave County, Arizona ("Mohave Records)**;
2.Assignment of Beneficial Interest Under Deed of Trust dated November 16, 2010, from Polidori as Assignor to Poli-Gold, L.L.C., an Arizona limited liability company ("Poli-Gold") recorded November 16, 2010, in the Mohave County Records, at Fee No. 2010067433;
3.Assignment of Deed of Trust and Other Loan Documents dated May 8, 2014, from Poli-Gold as Assignor to AZ-Havasu SN 2.08, LLC, an Arizona limited liability company ("AZ-Havasu 2.08") as Assignee, recorded May 22, 2014, in the Mohave County Records, at Fee No. 2014022512;
4.Promissory Note dated March 12, 2007, from Sunshine as Maker to Polidori as Holder**;
5.Allonge dated May 8, 2014, from Polidori Family Trust as Assignor to Poli-
Gold**;
6.    Allonge dated May 8, 2014, from Polidori as Assignor to AZ-Havasu
2.08**; and
7.Title Policy Chicago Title Insurance Company, dated March 12, 2007, Policy No. 09-22440-1, with endorsements.
LEGAL DESCRIPTION
Attached.

EXHIBIT A

LEGAL DESCRIPTION EXHIBIT "ONE"
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MOHAVE, STATE OF ARIZONA AND IS DESCRIBED AS FOLLOWS:
PARCEL NO. 1:
That portion of the KLONDYKE LODE MINING CLAIM in the McConnico Mining District, being shown on Mineral Survey No. 4005 on file in the Bureau of Land Management, as granted by Patent recorded in Book 35 of Deeds, page 86, and located in the South half of Section 34, Township 21 North, Range 17 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona, lying Northwesterly of the Northwesterly right of way line of Interstate Highway 40, as it presently exists.
PARCEL NO. 2:
That portion of Government Lots 1, 2 and 3, and the Northeast quarter of the Southeast quarter (NE1/4 SE1/4) of Section 34, Township 21 North, Range 17 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona, lying Northerly of the KLONDYKE LODE MINING CLAIM and lying Northerly of the following described line:
BEGINNING at the East quarter corner of said Section 34; thence South 00° 36' 45" East, 743.79 feet to the Point of Beginning of this line description; thence South 49° 03' 45" West, 620.38 feet; thence South 61° 29' 15" West, 1149.29 feet; thence North 79° 24' 03" West, 836.66 feet to the Northeasterly line of the KLONDYKE LODE MINING CLAIM and the end of this line description.

EXHIBIT A-14
POLI-GOLD (GOLDEN VALLEY)
LEGAL DESCRIPTION
Attached.

EXHIBIT A

LEGAL DESCRIPTION
EXHIBIT "ONE"
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MOHAVE, STATE OF ARIZONA AND IS DESCRIBED AS FOLLOWS:
PARCEL NO. 1:
The West half of Section 15 and all of Section 16, Township 19 North, Range 18 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona.
EXCEPT the Northwest quarter of the Northwest quarter (NW1/4 NW1/4) of said Section 15; and EXCEPT the North 50.00 feet and the South 40.00 feet of said Section 15; and
EXCEPT those portions of said Sections 15 and 16 as dedicated to Mohave County by Warranty Deed and Dedication recorded in Book 3191 of Official Records, page 637, being depicted thereon in Exhibit "D" and "E"; and
EXCEPT all oil, gas and minerals as reserved in Deed recorded in Book 92 of Deeds, page 166, records of Mohave County, Arizona. (Affects portion in Section 15); and
EXCEPT all mineral deposits and rights as reserved by State of Arizona in Deed recorded in Book 54 of Deeds, page 409, records of Mohave County, Arizona.
(Affects portion in Section 16)
PARCEL NO. 2:
THE EAST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 15, TOWNSHIP 19 NORTH, RANGE 18 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA;
EXCEPT THE NORTH 50 FEET OF THE EAST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 15, TOWNSHIP 19 NORTH, RANGE 18 WEST OF ThE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA AS DEEDED TO MOHAVE COUNTY, A BODY POLITIC AND CORPORATE OF THE STATE OF ARIZONA IN BOOK 3339, PAGE 38; AND
EXCEPT ALL OIL, GAS AND MINERAL RIGHTS AS RESERVED IN DEED RECORDED IN BOOK 92 OF DEEDS, PAGE 166, RECORDS OF MOHAVE COUNTY, ARIZONA.
PARCEL NO. 3:
THE WEST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 15, TOWNSHIP 19 NORTH, RANGE 18 WEST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA;
EXCEPT THE NORTH 50 FEET AND THE WEST 50 FEET OF THE WEST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 15, TOWNSHIP 19 NORTH, RANGE 18 WEST OF
THE GILA AND SALT RIVER BASE AND MERIDIAN, MOHAVE COUNTY, ARIZONA; TOGETHER WITH A 50 FOOT RADIUS CURVE, CONCAVE SOUTHEASTERLY, AT THE INTERSECTION OF THE SOUTH AND EAST LINES OF THE ABOVE DESCRIBED NORTH 50.00 FEET AND THE WEST 50.00 FEET AS DEEDED TO MOHAVE COUNTY, A BODY POLITIC AND CORPORATE OF THE STATE OF ARIZONA IN BOOK 3339,
PAGE 38; AND

EXCEPT ALL OIL, GAS AND MINERAL RIGHTS AS RESERVED IN DEED RECORDED IN BOOK 92 OF DEEDS, PAGE 166, RECORDS OF MOHAVE COUNTY, ARIZONA.

EXHIBIT A-15
POLI-GOLD (KINGMAN)
LEGAL DESCRIPTION
Attached.

EXHIBIT A

LEGAL DESCRIPTION
EXHIBIT "ONE"
ALTA Commitment - 2006
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF MOHAVE, STATE OF ARIZONA AND IS DESCRIBED AS FOLLOWS:
A Parcel of land located within Section 5, Township 20 North, Range 17 West of the Gila and Salt River Base and Meridian, Mohave County, Arizona and being more particularly described as follows:
Beginning at the Southwest Section Corner of said Section 5 and running thence, North 00 degrees 09 minutes
33 seconds West, along the West line of said Section 5, a distance of 1144.96 feet to the point of intersection of the
West line of said Section 5 and the Southwest right-of-way of Shinarump Road;
thence South 26 degrees 30 minutes 28 seconds East, along the Southwest right-of-way of Shinarump Road, a distance of 39.73 feet to a point of curvature of a tangent curve to the left having a radius of 3869.72 feet;
thence Southeasterly 382.25 feet, along the arc of said curve through a central angle of 05 degrees 39 minutes
35 seconds to the point of tangent of said curve;
thence South 32 degrees 10 minutes 03 seconds East, 519.77 feet;
thence North 57 degrees 28 minutes 30 seconds East, 100.00 feet to the Northeasterly right-of-way of Shinarurnp
Road;
thence North 32 degrees 10 minutes 03 seconds, West along the Northeasterly right-of-way of Shinarump Road, a distance of 519.14 feet to a point of a curvature of a tangent curve to the right having a radius of 3769.72 feet;
thence Northwesterly 372.38 feet along the arc of last said curve through a central angle of 05 degrees 39 minutes 35 seconds to the point of tangent of said curve;
thence North 26 degrees 30 minutes 28 seconds West, 241.63 feet to the point of intersection of the
Northeasterly right-of-way of Shinarump Road and the West line of said Section 5;
thence North 00 degrees 09 minutes 33 seconds West, along the West line of said Section 5, a distance of
1271.50 feet to the West one quarter Section corner of said Section 5;
thence South 89 degrees 59 minutes 48 seconds East, along the North boundary of the Southwest quarter of said
Section 5, a distance of 2641.93 feet to a point being the Southwest comer of Government Lot 10 of said Section
5;
thence North 00 degrees 08 minutes 30 seconds West, along the West boundary of said Government Lot 10, a distance of 1321.47 feet to the Northwest comer thereof;
thence South 89 degrees 58 minutes 13 seconds East, along the North boundary of said Government Lot 10, a distance of 512.94 feet;
thence South 38 degrees 18 minutes 23 seconds East, 249.46 feet, thence North 51 degrees 32 minutes 32 seconds East, 314.41 feet to a point on the North boundary of said
Government Lot 10;
thence South 89 degrees 58 minutes 13 seconds East, along the North boundary of said Government Lot 10, a distance of 402.40 feet to a point being the Northwest corner of Government Lot 9 of said Section 5;
thence South 89 degrees 58 minutes 13 seconds East, along the North boundary of said Government Lot 9, a distance of 309.52 feet;
thence South 00 degrees 06 minutes 53 seconds East, 326.23 feet to a point on the Northwesterly right-of-way boundary of Oatman Road/ Interstate 40 Highway;
thence South 29 degrees 51 minutes 28 seconds West along last said Northwesterly right-of-way boundary, a distance of 1163.51 feet to a point of curvature of a non-tangent curve to the right, the radius point of which bears
North 60 degrees 08 minutes 50 seconds West, 1849.86 feet;
thence Southwesterly 450.80 feet, along the arc of last said curve of right-of-way through a central angle of 13 degrees 57 minutes 45 seconds;

thence South 46 degrees 11 minutes 05 seconds, East 180.02 feet to a point on the Northwesterly right-of-way boundary of Interstate 40 Highway;
thence South 29 degrees 50 minutes 58 seconds West, along last said Northwesterly right-of-way boundary, a distance of 1076.47 feet;
thence South 33 degrees 53 minutes 28 seconds West, along last said Northwesterly right-of-way boundary, a distance of 986.27 feet;
thence South 53 degrees 07 minutes 11 seconds West, along last said Northwesterly right-of-way boundary, a distance of 320.74 feet to a point on the Northeasterly boundary of that parcel of land as described in Book 2176, Page 737 of Official Records;
thence North 32 degrees 09 minutes 58 seconds West, along last said Northeasterly boundary, a distance of 990.84 feet;
thence South 57 degrees 50 minutes 02 seconds West, along the Northwesterly boundary of that parcel of land as described in Book 2176, Page 737 of Official Records, a distance of 1946.45 feet to a point on the South line of said Section 5;
thence South 89 degrees 58 minutes 07 seconds West, along the south line of said Section 5, a distance of 21.24 feet to the Point of Beginning.
EXCEPT that portion described as follows:
A parcel of land located within Government Lot 10 and the South half of Section 5, Township 20 North, Range 17 West of the Gila and Salt River Base and Meridian, Mohave, County, Arizona, and being more particularly described as follows:
Commencing at the East quarter Section corner of said Section 5 and running thence, North 89 degrees 59 minutes 04 seconds West, along the North boundary of the South half of said Section
5, a distance of 1579.45 feet to a point on the Westerly right-of-way boundary of Interstate Highway 40, and said point being the true Point of Beginning;
thence South 29 degrees 51 minutes 28 seconds West, along said Westerly right-of-way boundary a distance of 16.90 feet to the point of curvature of a non-tangent curve concave to the
Northwest, the radius point of which bears North 60 degrees 08 minutes 50 seconds West, 1849.86 feet; thence Southwesterly 901.59 feet, along the arc of said curve of right-of-way through a central angle of 27 degrees 55 minutes 30 seconds to a point ending the non-tangent curve;
thence South 57 degrees 28 minutes 30 second West, along the Westerly right-of-way boundary of Oatman Road, a distance of 800.42 feet;
thence North 28 degrees 27 minutes 58 seconds West, 163.53 feet;
thence North 41 degrees 09 minutes 15 seconds East 1872.17 feet to a point on a curve concave to the Southwest, the radius point of which bears South 00 degrees 34 minutes 43 seconds East, 2779.00 feet; thence, Southeasterly 400.61 feet, along the arc of last said curve through a central angle of 08 degrees 15 minutes 34 seconds to a point on the Westerly right-of-way boundary of Interstate Highway 40; thence South 29 degrees 51 minutes 28 seconds West along said Westerly right-of-way boundary, a distance of 506.69 feet to the Point of Beginning.
ALSO EXCEPT that portion described as PARCEL A, as shown on Record of Survey Plat recorded May 10, 2011, in Book 40 of Records of Surveys, page 51, records of Mohave County, Arizona.

EXHIBIT A-16

INTERSTATE DEVELOPMENT (EMERALD BUILDING)
LEGAL DESCRIPTION
Attached.

EXHIBIT A

The land referred to in this Commitment is described as follows:
Lot numbered Twenty-Eight-A (28-A) of INTERSTATE INDUSTRIAL TRACT, as the same is shown and designated on the Plat thereof, filed in the Office of the County Clerk of Bernalillo County. New Mexico, on October 28, 1982, in Plat Book C20, Folio 79.

EXHIBIT A-17

FLAGSTAFF FAIRWAY ESTATES (WEDGE)
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION
THENCE South 52° 58' 48" East, along said Southerly parcel line, for a distance of 321.93 feet to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point of curvature on the centerline of Woody Mountain Road;
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF COCONINO, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:
A portion of Section 30, Township 21 North, Range 7 East, Gila and Salt River Base and Meridian, Coconino County, Arizona, more particularly described as follows:
BEGINNING at the Southwest Section Corner of said Section 30, said point being a found 3" Cap;
THENCE North 01° 06' 37" East (Basis of Bearing: Case 8, Map 64) along the West Section line of said Section 30, for a distance of 2707.85 feet to a found 1/2" rebar w/Red Cap, said point being the West Quarter of said Section 30;
THENCE North 01° 19' 24" East, along said West Section line, for a distance of 2706.08 feet to a found 3" Brass Cap, said point being the Northwest section corner of said Section 18;
THENCE North 89° 45' 45" East along the North section line of said Section 30, for a distance of 52.60 feet to a found 1/2" rebar w/Cap 14671, said point being on the Southerly parcel line of a parcel of land described in Exhibit "B" recorded in Docket 1305, page 073 of the Records of Coconino County, Arizona, from which the North quarter of said Section 30 bears North 89° 45' 45" East, a distance of 2579.43 feet;
THENCE South 60° 08' 57" East, along said Southerly parcel line, for a distance of 154.91 feet to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point of curvature;
THENCE Southeasterly along said Southerly parcel line, along a curve to the right, having a central angle of 12° 26' 12" and a radius of 479.27 feet, for a distance of 104.03 feet, the chord of said curve bears South 53° 56' 00" East for 103.83 feet, to a found' " rebar w/Cap 14671, said point being a point of tangency;
THENCE South 47° 42' 54" East, along said Southerly parcel line, for a distance of 104.92 feet to a found 1/2" rebar w/Cap 14671, said point being a point of curvature;
THENCE Southeasterly along said Southerly parcel line, along a curve to the left, having a central angle of 13° 19' 31" and a radius of 368.98 feet, for a distance of 85.81 feet, the chord of said curve bears South 54° 22' 40" East for 85.62 feet, to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point;
THENCE South 61° 02' 45" East, along said Southerly parcel line, for a distance of 98.24 feet to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point of curvature;
THENCE Southeasterly along said Southerly parcel line, along a curve to the right, having a central angle of 05° 22' 56" and a radius of 622.29 feet, for a distance of 58.46 feet, the chord of said curve bears South 58° 21' 37" East for 58.44 feet, to a found 1/2" rebar w/Cap 14671, said point being a point of tangency;
THENCE South 55° 40' 09" East, along said Southerly parcel line, for a distance of 253.77 feet to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point of curvature;
THENCE Southeasterly along said Southerly parcel line, along a curve to the right, having a central angle of 02° 41' 24" and a radius of 1386.42 feet, for a distance of 65.09 feet, the chord of said curve bears South 54° 19' 32" East for 65.09 feet, to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point;

THENCE Southwesterly along said centerline, along a curve to the left, having a central angle of 00° 56' 40" and a radius of 954.93 feet, for a distance of 15.74 feet, the chord of said curve bears South 42° 54' 16" West for 15.74 feet, to the intersection of the centerline of said Woody Mountain Road and the Centerline of Kiltie Lane;
THENCE S 55° 40' 09" E, along said Southerly parcel line, for a distance of 253.77 feet to a found 1/2" rebar w/Cap
THENCE continue Southwesterly along said centerline, along said curve to the left, having a central angle of 23° 09' 43" and a radius of 954.93 feet, for a distance of 386.03 feet, the chord of said curve bears South 30° 51' 11" West for 383.41 feet, to a point of tangency;
THENCE South 19° 16' 20" West, for a distance of 2305.44 feet to a point of curvature;
THENCE Southwesterly along a curve to the left, having a central angle of 15° 30' 24" and a radius of 716.20 feet, for a distance of 193.84 feet, the chord of said curve bears South 11° 31' 08" West for 193.25 feet, to a point of tangency;
THENCE South 03° 45' 56" West, for a distance of 1997.22 feet to a point on the South section line of said Section 30, from which the South quarter of said Section 30 bears North 87° 48' 50" East, a distance of 2684.53 feet;
THENCE South 87°048' 50" West, along said South section line, for a distance of 50.27 feet to the TRUE POINT OF BEGINNING;
EXCEPTING THEREFROM:
A portion of a parcel of land described in Certificate of Purchase recorded in Instrument #3157989, situated in the West 1/2 of Section 30, Township 21 North, Range 7 East, Gila and Salt River Base and Meridian, Coconino County, Arizona, more particularly described as follows:
BEGINNING at the Northwest section corner of said Section 30, said point being a found 3" Cap, THENCE N 89° 45' 45" E Basis of Bearing (Southwest section corner to West 1/4 corner): N 01° 06' 37" E Case 8, Map 64, along the North section line of said Section 30, for a distance of 52.60 feet to a found '/2" rebar w/Cap 14671, said point being on the Southerly parcel line of a parcel of land described in EXHIBIT "B" recorded in Docket 1305, Page 073 of the Records of Coconino County, Arizona, from which the North 1/4 of said Section 30 bears N 89° 45' 45" E a distance of 2579.43 feet;
THENCE S 60° 08' 57" E, along said Southerly parcel line, for a distance of 154.91 feet to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point of curvature;
THENCE Southeasterly along said Southerly parcel line, along a curve to the right, having a central angle of 12° 26' 12" and a radius of 479.27 feet, for a distance of 104.03 feet, the chord of said curve bears S 53° 56' 00" E for 103.83 feet, to a found 1/2" rebar w/Cap 14671, said point being a point of tangency;
THENCE S 47° 42' 54" E, along said Southerly parcel line, for a distance of 104.92 feet to a found 1/2" rebar w/Cap 14671, said point being a point of curvature;
THENCE Southeasterly along said Southerly parcel line, along a curve to the left, having a central angle of 13° 19' 31" and a radius of 368.98 feet, for a distance of 85.81 feet, the chord of said curve bears S 54° 22' 40" E for 85.62 feet, to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point;
THENCE S 61° 02' 45" E, along said Southerly parcel line, for a distance of 98.24 feet to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point of curvature;
THENCE Southeasterly along said Southerly parcel line, along a curve to the right, having a central angle of 05° 22' 56" and a radius of 622.29 feet, for a distance of 58.46 feet, the chord of said curve bears S 58° 21' 37" E for 58.44 feet, to a found 1/2" rebar w/Cap 14671, said point being a point of tangency;

14671, said point being a non-tangent point of curvature;
APN: 112-08-004B
THENCE Southeasterly along said Southerly parcel line, along a curve to the right, having a central angle of 02° 41' 24" and a radius of 1386.42 feet, for a distance of 65.09 feet, the chord of said curve bears S 54° 19' 32" E for 65.09 feet, to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point;
THENCE S 52° 58' 46" E, along said Southerly parcel line, for a distance of 321.93 feet to a found 1/2" rebar w/Cap 14671, said point being a non-tangent point of curvature on the centerline of Woody Mountain Road as described in Docket 175, Page 394;
THENCE Southwesterly along said centerline, along a curve to the left, having a central angle of 00° 56' 40" and a radius of 954.93 feet, for a distance of 15.74 feet, the chord of said curve bears S 42° 54' 16" W for 15.74 feet, to a point on the said curve;
THENCE continue Southwesterly along said centerline, along said curve to the left, having a central angle of 03° 00' 05" and a radius of 954.93 feet, for a distance of 50.02 feet, the chord of said curve bears S 40° 55' 58" W for 50.02 feet, to a non-tangent point;
THENCE N 47° 33' 58" W for a distance of 101.31 feet to a point of curvature;
THENCE Northwesterly along a curve to the left, having a central angle of 06° 32' 24" and a radius of 600.70 feet, for a distance of 68.57 feet, the chord of said curve bears N 50° 50' 11" W for 68.53 feet, to a point of tangency;
THENCE N 54° 06' 21" W for a distance of 425.74 feet to a point of curvature;
THENCE Northwesterly along a curve to the left, having a central angle of 08° 30' 09" and a radius of 400.90 feet, for a distance of 59.49 feet, the chord of said curve bears N 58° 21' 26" W for 59.44 feet, to a point of tangency;
THENCE N 62° 36' 31" W for a distance of 100.00 feet to a point of curvature;
THENCE Northwesterly along a curve to the right, having a central angle of 15° 01' 30" and a radius of 500.00 feet, for a distance of 131.12 feet, the chord of said curve bears N 55° 05' 45" W for 130.74 feet, to a point of tangency;
THENCE N 47° 35' 00" W for a distance of 100.00 feet to a point of curvature;
THENCE Northwesterly along a curve to the left, having a central angle of 11° 38' 32" and a radius of 400.00 feet, for a distance of 81.28 feet, the chord of said curve bears N 53° 24' 16" W for 81.14 feet, to a point of tangency;
THENCE N 59° 13' 32" W for a distance of 200.30 feet to a point on the West section line of said Section 30;
THENCE N 01° 19' 24" E, along said West section line, for a distance of 29.37 feet to the TRUE POINT OF BEGINNING; and
Reserving to the State of Arizona all oil, gas, and other hydrocarbon substances, helium or other substances of a gaseous nature, geothermal resources, coal, metals, minerals, fossils, fertilizer of every name and description, together with all uranium, thorium, or any other material which is or may be determined by the laws of the United States, or of this state, or decisions of courts, to be peculiarly essential to the production of fissionable materials, whether or not of a commercial value.

EXHIBIT A-20
SARDINIA INVESTMENTS
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT "A"
Form 5025348 (7-1-14)    Page 6 of 16    T-7: Commitment for Title Insurance (Rev. 1-3-14)
188.0 ACRES OF LAND, BEING A PART OF THE A. A. TALMAGE SURVEY, SEC I    ION 42 ABSTRACT 558, AND THE
A. A. TALMAGE SURVEY, SEC I    ION 36, ABSTRACT 555, BRAZORIA COUNTY, TEXAS, AND BEING OUT OF THOSE
CERTAIN TRACTS DESCRIBED IN A DEED TO THE DOROTHY FAY YORK BLUDWORTH TRUST RECORDED IN CLERK'S FILE 2002-007497, SAID 188.0 ACRES BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A 1/2 INCH IRON ROD SET IN THE NORTH LINE OF SAID BLUDWORTH TRACT AND THE SOUTH RIGHT-OF- WAY LINE OF COUNTY ROAD 60 (60.0 FOOT RIGHT-OF-WAY) FOR THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT, SAID POINT BEING LOCATED SOUTH 87 DEG. 10 MIN. 30 SEC. WEST - 693.82 FEET FROM A 3/4 INCH IRON PIPE FOUND AT THE NORTHEAST CORNER OF SAID BLUDWORTH TRACT AND THE NORTHWEST CORNER OF A 100.0 ACRE TRACT DESCRIBED IN A DEED TO BETTY SUE PARKINSON RECORDED IN VOLUME 1149, PAGE 865, DEED RECORDS, SAID POINT ALSO BEING LOCATED SOUTH 87 DEG. 10 MIN. 30
SEC, WEST - 1973.42 FEET FROM A 3/4 INCH IRON PIPE FOUND AT THE INTERSEC    I ION OF THE SOUTH LINE OF
COUNTY ROAD 60 WITH THE EAST LINE OF ABSTRACT 558;
THENCE SOUTH 02 DEG. 51 MIN. 33 SEC. EAST A DISTANCE OF 5834.16 FEET TO A 1/2 INCH IRON ROD SET FOR THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;
THENCE SOUTH 87 DEG. 12 MIN. 08 SEC. WEST A DISTANCE OF 2464.39 FEET TO A 1/2 INCH IRON ROD SET FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT IN THE WEST LINE OF THE BLUDWORTH TRACT AND THE EAST LINE OF THE MPJP, LTD. TRACT DESCRIBED IN CLERK'S FILE 2003-039691;
THENCE NORTH 02 DEG. 47 MIN. 52 SEC. WEST, ALONG THE WEST LINE OF THE BLUDWORTH TRACT AND THE EAST LINE OF SAID MPJP, LTD. TRACT, AT 569.55 FEET FIND A 1-1/2 INCH IRON PIPE 0.4 FEET EAST, AND CONTINUE ALONG THE EAST LINE OF THE CHURCH OF THE LORD JESUS CHRIST KNOWN AS GRACE BAPTIST CHURCH TRACT DESCRIBED IN CLERK'S FILE 96-038695 FOR A TOTAL DISTANCE OF 2428.14 FEET TO A 5/8 INCH IRON ROD FOUND AT THE LOWER NORTHEAST CORNER OF THE GRACE BAPTIST CHURCH TRACT IN THE SOUTH LINE OF THE EVERARDO VALDEZ TRACT DESCRIBED IN CLERK'S FILE 2004-037606;
THENCE NORTH 87 DEG. 07 MIN. 36 SEC, EAST, ALONG THE LINE OF THE BLUDWORTH TRACT AND THE SOUTH LINE OF THE VALDEZ TRACT, THE SHANNON HOWARD TRACT DESCRIBED IN CLERK'S FILE 2002027228, AND THE SERENGL I IL PROPERTIES, LLP TRACT DESCRIBED IN CLERK'S FILE 2006-006996, AT 1110.39 FEET PASS A 5/8 INCH IRON ROD FOUND ON LINE, AND CONTINUE FOR A TOTAL DISTANCE OF 1932.51 FEET TO A V2 INCH IRON ROD SET FOR CORNER;
THENCE NORTH 46 DEG. 49 MIN. 20 SEC. WEST, ALONG THE LINE OF THE BLUDWORTH TRACT, A DISTANCE OF 173.90 FEET TO A 1/2 INCH IRON ROD SET FOR CORNER IN THE EAST LINE OF THE SERENGETTI PROPERTIES TRACT;
THENCE NORTH 02 DEG. 51 MIN. 33 SEC. WEST, ALONG THE COMMON LINE OF THE BLUDWORTH TRACT AND
THE SERENGE    I I 1 PROPERTIES TRACT, AT 3276.67 FEET PASS A 3/4 INCH IRON ROD FOUND, AND CONTINUE
FOR A TOTAL DISTANCE OF 3278.12 FEET TO A 1/2 INCH IRON ROD SET IN THE SOUTH LINE OF COUNTY ROAD 60 FOR THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT AT THE NORTHWEST CORNER OF SAID BLUDWORTH TRACT AND THE NORTHEAST CORNER OF THE SCRENGETTI PROPERTIES TRACT;

THENCE NORTH 87 DEG. 10 MIN. 30 SEC. EAST, ALONG THE NORTH LINE OF THE BLUDWORTH TRACT AND THE SOUTH LINE OF COUNTY ROAD 60, A DISTANCE OF 650.0 FEET TO THE PLACE OF BEGINNING AND CONTAINING 188.0 ACRES OF LAND.
Note: The Company is prohibited from insuring the area or quantity of the land described herein. Any statement in the above legal description of the area or quantity of land is not a representation that such area or quantity is correct, but is made only for informational and/or identification purposes and does not override Item 2 of Schedule B hereof.

EXHIBIT A-22
LEGEND ALE
LEGAL DESCRIPTION
Attached.

EXHIBIT A

The land referred to in this Commitment is described as follows:
Units numbered One-B (1-B), One-C (1-C), One-D (1-D), Two-A (2-A), Two-C (2-C), Two-D (2-D) and "Penthouse Suite", of the Emerald Building Condominium, as the same is shown and described in that Declaration of Condominium Ownership and of Easements, Restrictions and Covenants for Emerald Building Condominium, recorded January 22, 2008, as Doc. No. 200806415, First Amendment to the Condominium Declaration for Emerald Building Condominium recorded July 11, 2008, as Doc. No. 2008078583, records of Bernalillo County, New Mexico, (hereinafter referred to as the Declaration), and further shown and described in that Condominium Plat of The Emerald Building, recorded January 10, 2008, as Doc. No. 2008003128, and Correction Condominium Plat of The Emerald Building, recorded June 19, 2008, as Doc. No. 2008069592, and Correction 2 Condominium Plat of The Emerald Building, recorded July 10, 2008, as Doc. No. 2008078034, records of Bernalillo County, New Mexico. The Land on which the buildings and improvements commonly known as the Emerald building Condominium is situate and located in the City of Albuquerque, Bernalillo County, New Mexico, and more particularly described as follows, Lot numbered Thirteen-A (13-A), in Block numbered Six (6), of the Romero Addition, formerly Lots 13 through 24, Block 6, Romero Addition, Albuquerque, New Mexico, as the same is shown and designated on the plate thereof, filed in the office of the County Clerk of Bernalillo County, New Mexico, on January 17, 2007, in Plat Book 2007C, Page 13, as Doc. No. 2007009041.
Together with an undivided percentage interest in and to all common elements of the Emerald Building Condominium, as described and provided for in the above described document.

EXHIBIT A-24
COTTONWOOD RETAIL LLC
LEGAL DESCRIPTION

Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF PINAL, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:
The Northeast quarter of the Northeast quarter of the Northeast quarter of Section 21, Township 6 South, Range 6 East of the Gila and Salt River Base and Meridian, Pinal County, Arizona;
EXCEPT that portion deeded to the City of Casa Grande in Quit Claim Deed recorded in Docket 1611, page 273, described as follows:
COMMENCING at the Northeast corner of said Section 21;
Thence South 89 degrees 22 minutes 12 seconds West, a distance of 1332.98 feet; Thence South 00 degrees 37 minutes 48 seconds East, a distance of 37.00 feet; Thence North 89 degrees 22 minutes 12 seconds East, a distance of 1245.57 feet; Thence South 45 degrees 13 minutes 39.5 seconds East, a distance of 70.43 feet; Thence South 00 degrees 10 minutes 29 seconds East, a distance of 1250.08 feet; Thence North 89 degrees 22 minutes 12 seconds East, a distance of 37.00 feet;
Thence North 00 degrees 10 minutes 29 seconds West, a distance of 1337.08 feet to the POINT OF BEGINNING; and
EXCEPT that portion described in Dedication of Right of Way recorded April 24, 2009 in Instrument No. 2009041157.
APN: 505-16-008D

EXHIBIT A-25
TIERRA BUENA
LEGAL DESCRIPTION

Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF FINAL, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:
All that portion of Section 17, Township 6 South, Range 6 East of the Gila and Salt River Base and Meridian, Pinal County, Arizona, described as follows:
COMMENCING at the North quarter corner of Section 17, said point monumented with a 3-inch brass cap, marked City of Casa Grande;
Thence along the North line of the Northwest quarter of said Section 17, North 89 degrees 48 minutes 34 seconds West, 955.01 feet to a point on the North line of said Section 17, and the POINT OF BEGINNING;
Thence South 00 degrees 14 minutes 40 seconds East, 290.40 feet; Thence South 89 degrees 48 minutes 34 seconds East, 450.00 feet; Thence South 00 degrees 14 minutes 40 seconds East, 65.97 feet; Thence South 89 degrees 57 minutes 52 seconds East, 68.05 feet; Thence South 00 degrees 02 minutes 36 seconds West, 436.99 feet; Thence North 89 degrees 58 minutes 33 seconds West, 108.90 feet; Thence South 00 degrees 01 minutes 27 seconds West, 400.00 feet;
Thence South 89 degrees 58 minutes 33 seconds East, 504.50 feet to a point on the Westerly right-of-way line of Casa Grande Avenue;
Thence along said right of way line, South 00 degrees 01 minutes 27 seconds West, 292.47 feet to a point on the North line of College Park 9 Unit 3, according to Cabinet B of Maps, slide 11, records of Pinal County, Arizona, said point is also the point of curve to the right, having a radius of 25.00 feet and a central angle of 90 degrees 00 minutes 01 second;
Thence Southwesterly, along the arc of said curve, 39.27 feet;
Thence continuing along the Northerly boundary of said College Park 9 Unit 3, South 00 degrees 01 minute 27 seconds West, 30.00 feet;
Thence South 89 degrees 57 minutes 56 seconds West, 146.26 feet to a 3-inch City of Casa Grande brass cap, said point is also the point of curve to the left, having a radius of 503.59 feet and a central angle of 29 degrees 42 minutes 23 seconds;
Thence Westerly, along the arc of said curve, 261.10 feet to a 3-inch City of Casa Grande brass cap;
Thence South 60 degrees 07 seconds West, 176.77 feet to a 3-inch City of Casa Grande brass cap, said point is also the point of curve to the right, having a radius of 549.84 feet and a central angle of 30 degrees 47 minutes 13 seconds;

Thence Westerly, along the arc of said curve, 295.45 feet to a 3-inch City of Casa Grande brass cap;

Thence continuing along the Northerly boundary of said College Park 9 Unit, South 89 degrees 59 minutes 12 seconds West, 1055.07 feet;
Thence along the Easterly line of that parcel described in Docket 1349, pages 431-434 of Official Records, Pinal County, Arizona, North 00 degrees 25 minutes 49 seconds East, 1069.85 feet to a 1/2-inch rebar and cap marked RLS 17159;
Thence continuing along said boundary line, South 89 degrees 55 minutes 38 seconds East, 138.31 feet to a 1/2-inch rebar and cap marked RLS 17159;
Thence continuing along said boundary line, North 00 degrees 04 minutes 27 seconds East, 703.21 feet to a point on the North line of the Northwest quarter of said Section 17;
Thence along said North line, South 89 degrees 48 minutes 34 seconds East, 850.06 feet to the true POINT OF BEGINNING.
APN: 504-09-024P

EXHIBIT A-26

LEGEND HOLDINGS LLC (CAMP VERDE)
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF YAVAPAI, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:
Lots 28 through 60, inclusive, THE VILLAS AT BEAVER CREEK, according to Book 58 of Maps, pages 86 through 91, inclusive, records of Yavapai County, Arizona.
APN: 405-57-031 thru 405-57-064

EXHIBIT A-27
MINAXI G PATEL (PATEL)
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF YAVAPAI, STATE OF ARIZONA, AND IS DESCRIBED AS FOLLOWS:
Parcel No. 1:
Parcel 1A as shown on Record of Survey Map recorded in Book 171 of Land Surveys, page 63, in the Office of the Yavapai County Recorder, being a portion of Parcel 1 as shown on Record of Survey Map recorded in Book 56 of Land Surveys, page 16, records of the Yavapai County Recorder, also being a portion of Section 21, Township 14 North, Range 1 West, Gila and Salt River Base and Meridian, Yavapai County, Arizona.
Parcel No. 2:
Parcel 3B as shown on Record of Survey Map recorded in Book 178 of Land Surveys, page 75, in the Office of the Yavapai County Recorder, being a portion of Parcel 1 as shown on Record of Survey Map recorded in Book 56 of Land Surveys, page 16, records of the Yavapai County Recorder, also being a portion of Section 21, Township 14 North, Range 1 West, Gila and Salt River Base and Meridian, Yavapai County, Arizona.

EXHIBIT A-28
HEBER 142 LLC
LEGAL DESCRIPTION
Attached.

EXHIBIT A

EXHIBIT A
LEGAL DESCRIPTION OF LAND
For APN/Parcel ID(s): 054-601-016-000
LOT D, OF HEBER MEADOWS TRACT 956 UNIT NO. 1, IN THE COUNTY OF IMPERIAL, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 23, PAGES 39 THROUGH 43 INCLUSIVE OF FINAL MAPS, RECORDS OF IMPERIAL COUNTY, CALIFORNIA, AND AS AMENDED BY CERTIFICATE OF CORRECTION RECORDED JUNE 6, 2007 AS DOCUMENT NO. 2007-022978 OF OFFICIAL RECORDS.
EXCEPTING THEREFROM AS MINERAL INTEREST AND NOT AS A ROYALTY INTEREST, ONE HUNDRED PERCENT (100%) OF ALL OIL, GAS AND OTHER HYDROCARBONS, GEOTHERMAL RESOURCES AS DEFINED IN SECTION 6903 OF THE CALIFORNIA PUBLIC RESOURCES CODE AND ALL OTHER MINERALS, WHETHER SIMILAR TO THOSE HEREIN SPECIFIED OR NOT, WITHIN OR THAT MAY BE PRODUCED FROM SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET AND TO PRODUCE, INJECT, STORE AND REMOVE FROM OR THROUGH SUCH WELL OR WORKS, OIL, GAS AND OTHER SUBSTANCES OF WHATEVER NATURE, INCLUDING THE RIGHT TO PERFORM ANY AND ALL OPERATIONS DEEMED BY THE IRVINE COMPANY NECESSARY OR CONVENIENT
FOR THE EXERCISE OF SUCH MINERAL RIGHTS, THEN TO THE THEN OWNER OF THE REAL PROPERTY GRANTED HEREINABOVE TO BEN ABATTI, MARGARET L. ABATTI, TONY ABATTI AND NINFA ABATTI, AS RESERVED BY THE IRVINE COMPANY, A MICHIGAN CORPORATION IN DEED RECORDED JULY 29, 1983 AS INSTRUMENT NO. 102 IN BOOK 1505, PAGE 1312 OF OFFICIAL RECORDS.